UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: March 24, 2015

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Michael J. Kowalski, Registrant’s Chief Executive Officer, will retire effective March 31, 2015. On March 18, 2015, as part of its ongoing review of compensation practices and arrangements and in connection with Mr. Kowalski’s retirement, the Compensation Committee of Registrant’s Board of Directors (the “Committee”) approved an amendment and restatement of the Performance-Based Restricted Stock Unit Awards made to Mr. Kowalski on each of January 16, 2013 and January 16, 2014 (the “Amended and Restated RSU Awards”) under the 2005 Tiffany & Co. Employee Incentive Plan. The sole purpose of the Amended and Restated RSU Awards is to provide for continued vesting of such awards following Mr. Kowalski’s retirement on the terms and conditions previously established by the Committee. The performance goals established by the Committee in each of 2013 and 2014 were not amended in any respect. Absent an amendment reflecting such continued vesting, these awards would have been forfeited upon Mr. Kowalski’s retirement, effective March 31, 2015. The Committee determined that continued vesting of such awards was appropriate in light of Mr. Kowalski’s contributions to the Registrant, his role in succession planning and his ongoing support of Frederic Cumenal in Mr. Cumenal’s transition to Chief Executive Officer of Registrant.

The foregoing summary is qualified by the terms of the Amended and Restated RSU Awards, which are filed as Exhibits 10.27s and 10.27t to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.
At a meeting of the Board of Directors of the Registrant, held on March 19, 2015, the Board adopted revised Corporate Governance Principles for Registrant. The amended and restated Corporate Governance Principles are attached hereto as Exhibit 10.35 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.27s	Terms of 2014 Amended and Restated Performance-Based Restricted Stock Unit Grant for Mr. Kowalski.

10.27t	Terms of 2015 Amended and Restated Performance-Based Restricted Stock Unit Grant for Mr. Kowalski.

10.35	Corporate Governance Principles, amended and restated as of March 19, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: March 24, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.27s	Terms of 2014 Amended and Restated Performance-Based Restricted Stock Unit Grant for Mr. Kowalski.

10.27t	Terms of 2015 Amended and Restated Performance-Based Restricted Stock Unit Grant for Mr. Kowalski.

10.35	Corporate Governance Principles, amended and restated as of March 19, 2015.

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